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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT

                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (date of earliest event reported):  November 16, 1999



                           LYONDELL CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

       1-10145                                  95-4160558
(Commission File Number)          (I.R.S. Employer Identification No.)



1221 MCKINNEY STREET, SUITE 1600, HOUSTON, TEXAS         77010
     (Address of principal executive offices)        (Zip Code)


                                 (713) 652-7200
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.    OTHER EVENTS.

     In a press release dated November 16, 1999, Lyondell Chemical Company (the "Company") announced it reached agreement with Bayer AG and Bayer Corporation to sell the Company's worldwide polyols business, along with an equity position in the Company's U.S. propylene oxide operations, for approximately $2.45 billion. The text of this press release is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          10.1   --  Master Transaction Agreement dated November 16, 1999 among
                     Lyondell Chemical Company, Bayer AG and Bayer Corporation.

          99.1   --  Press Release of Lyondell Chemical Company dated
                     November 16, 1999.
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LYONDELL CHEMICAL COMPANY



                                         By:  /s/ Jeffrey R. Pendergraft
                                            ------------------------------
                                              Jeffrey R. Pendergraft
                                              Executive Vice President and
                                              Chief Administrative Officer


Date:  November 16, 1999